UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984

                           THE NEW IRELAND FUND, INC.
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                                 40 Mespil Road
                                DUBLIN 4, IRELAND
               (Address of principal executive offices) (Zip code)

                   PNC Global Investment Servicing (U.S.) Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
                     (Name and address of agent for service)

      Registrant's telephone number, including area code: 011 353 1 6378000


                       Date of fiscal year end: OCTOBER 31

                    Date of reporting period: APRIL 30, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                       THE
                                   NEW IRELAND
                                      FUND

                                    (GRAPHIC)

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2009

                COVER PHOTOGRAPH -- KILKENNY CASTLE, CO. KILKENNY
                      PROVIDED COURTESY OF TOURISM IRELAND

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

     As may be seen in the Economic Review section below, along with most of the world economies, Ireland's growth rate continues to fall well below that of recent years. Over the past 6 months, expectations for 2009 have fallen further and although the belief is that there will be some improvement in 2010, growth is still expected to be negative. Despite all of this, because of the underlying strength of the economy due to labor cost adjustments, a relatively strong trade surplus and a young population, GDP is expected to have a higher long-term growth rate than other European economies.

     While the Fund's performance was slightly below the market for the past three months, over the fiscal half year, the performance was very satisfactory declining by a much lower figure than the Irish Equities market ("ISEQ") as a whole. Over the past 18 months, the Irish Equity markets fell more than most equity markets, around the World, as a result of a very large drop in the capitalization of the major Irish banks, which represented a very significant percentage of the total market capitalization of the ISEQ. Recent months have seen some improvement in bank share prices but problems still remain and along with what is happening in other markets, it is likely to be some time before these problems will be fully sorted out.

PERFORMANCE

     In the second fiscal quarter, the Fund's Net Asset Value ("NAV") increased by 16.6% to $6.32, which compares to an increase of 17.3% in the ISEQ in U.S. dollar terms*. Excluding Bank of Ireland, which the Fund is precluded from investing in, the Irish market was also ahead 17.3% in dollars. For the first half of the fiscal year, the Fund's NAV declined 2.2% compared to declines of 9.6% and 6.2% respectively in the ISEQ and the ISEQ excluding Bank of Ireland. Along with equity markets globally, the Irish market rallied during the last quarter, as some tentative signs of economic stabilization emerged across most regions. The Fund again saw relatively little impact from currency movements over both periods with the Euro advancing by 3% and 5% over the three and six months, respectively versus the dollar.

     During the half year, we continued to implement the Share Repurchase Program with 158,600 shares being repurchased and retired since October 2008, at a cost of $704,601. These repurchases represent a reduction of 2.09% of the shares outstanding at January 31, 2009 and they have resulted in a positive impact of 2 cents per share.

ECONOMIC REVIEW

     Forecasts for domestic GDP continue to be reduced in the most recent period with the latest Central Bank of Ireland ("CBOI") figures indicating a contraction of 6.9% in 2009. Current leading indicators suggest a bias to the downside with the main areas of continuing uncertainty being consumer spending and net trade performance. This constitutes a very sharp decline in activity from the 5-6% annual growth rates that were a feature of the Irish economy in the decade up to 2007.

*   ALL RETURNS ARE QUOTED IN U.S DOLLARS UNLESS OTHERWISE STATED.

     Consumer spending is forecast to decline 5% in 2009 driven by rising unemployment and declining disposable income due to an increased tax take. Private domestic investment continues to be weighed down by the sharp decline in residential housing output with 20,000 units forecast for 2009. Non-residential activity will also decline this year due to lower business confidence and restrictions on credit availability.

     Export growth will slow in the coming months with annual output expected to decline 6%, a relatively resilient performance relative to trends expected in other export-oriented economies worldwide. Imports will decline at a sharper pace due to the weakness in consumer spending and the net trade surplus is expected to build through the remainder of the year.

     The International backdrop remains weak although there have been some signs of stabilization in leading economic indicators in recent months. Corporate profitability will remain under pressure until at least the fourth quarter of the current calendar year.

     Central banks have remained proactive in recent months with further rate reductions in the UK, Europe and Asia with major quantitative easing employed in the US, China and UK. Money markets remain fragile but have improved considerably in recent months while credit spreads have tightened with the rally in risk markets over the last two months. Business and consumer confidence have increased but remain at depressed levels.

     Irish consumer sentiment increased in April. The overall Consumer Sentiment Index stood at 46.8 in April, compared to a figure of 44.1 in March and 56.0 in April 2008. Despite this increase in sentiment, the consumer's assessment of current circumstance declined, perhaps reflecting the fiscal tightening announced in April's supplementary budget.

     The Live Employment Register rose in April to 388,600 claimants up from 372,800 in March. The unemployment rate at the end of April 2009 was estimated to be approximately 11.4%. The CBOI forecasts an unemployment rate of 11.8% in 2009. Despite some moderation in the rate of workers joining the Live Register in recent weeks, the risk to this forecast remains biased upwards.

     The volume of retail sales decreased by 17.9% in the year to March 2009. Excluding the volatile autos component, retail sales were down 8.2% over the same period. Consumer spending was sharply lower in the period due to rising unemployment and fragile consumer confidence.

     Annual Harmonized Index of Consumer Prices ("HICP") inflation was flat over the month remaining at -0.7% in April. Largest contributors over the period to inflation included Alcoholic Beverages & Tobacco (+8.0%) and Education (+5.3%). The main detractors over the period included Gas & Other Fuels (-19.1%) and Clothing & Footwear (-11.9%).

     The pace of private sector credit growth declined in March to an annual rate of 2.3% from 4.8% in February. The slower housing market continued to impact on residential mortgages with the year-on-year 4.2% increase in net mortgage lending being the lowest rate recorded in over a decade.

EQUITY MARKET REVIEW

     World stock markets rallied from March and posted strong returns during the quarter:

                              QUARTER ENDED     FISCAL YEAR TO DATE
                            APRIL 30TH, 2009      APRIL 30TH, 2009
                           ------------------   -------------------
                            LOCAL                LOCAL
                           CURRENCY    U.S.$    CURRENCY     U.S.$
                           --------    ------   --------    -------
Irish Equities (ISEQ)       +13.4%     +17.3%    -13.5%      -9.6%
S&P 500                      +5.7%      +5.7%     -9.9%      -9.9%
NASDAQ                      +16.3%     +16.3%     -0.2%      -0.2%
UK Equities (FTSE 100)       +2.3%      +4.5%     -3.1%     -11.3%
Japanese Equities            +5.5%      -4.1%     -3.4%      -4.0%
Dow Jones Eurostoxx 50       +6.4%      +9.6%     -7.3%      -3.8%
German Equities (DAX)        +9.9%     +13.2%     -4.4%      -0.8%
French Equities (CAC 40)     +6.3%      +9.4%     -9.4%      -5.9%
Dutch Equities (AEX)         -3.2%      -0.3%    -10.1%      -6.6%

     There was news flow in relation to a number of the Fund's holdings in recent months, highlights are as follows:

     C&C GROUP PLC: C&C was the Fund's strongest performer over the period. New management has been installed at the beverage company and the strategy has been refined to drive volume through the business model and focus on cash flow generation. Early signs have been encouraging with regard to the stabilization of trading performance and management has started to rebuild investor confidence in the Group.

     GRAFTON GROUP PLC: Grafton Group rose sharply despite releasing an operational update in the period showing continued difficult trading across the Group's UK and Irish building operations. Sales for the first quarter of 2009 were down 32% or 22% in constant currency. Investors have been focussing on leading indicators for UK housing which are suggesting a stabilization in activity. The current downturn has also eliminated many independent builders' merchants which should translate into greater pricing power and market share for well capitalized companies like Grafton in the future.

     DRAGON OIL PLC: Dragon Oil advanced over the period as a combination of continued strong operational execution and an advance in the oil price boosted sentiment towards the stock. Average daily production increased by over 19% in the first quarter, a strong performance relative to global peers. The Group's financial position continued to strengthen with $833m of net cash accumulated on the balance sheet. The Company's guidance is for 15% annual production growth over the next three years.

     AER LINGUS GROUP: Aer Lingus continued to disappoint investors and downgraded company profit guidance for the second time in April following the failed bid for the Group by Ryanair Holdings. CEO Dermot Mannion resigned in the wake of another poor operational update. The key issue for Aer Lingus is the need to restrict the current high level of cash burn in the business due to operating losses and proposed capital expenditure commitments. The Fund continues to hold its stake in the airline on valuation grounds but expects to see some action on cash preservation in the months ahead.

     ALLIED IRISH BANKS PLC: AIB performed poorly in the period as concerns relating to asset quality in the Group's property book continued to weigh on investor sentiment. The Group released an information update increasing bad debt guidance for 2009 to E4.3bn. The Group's Chairman, CEO and Finance Director have since resigned. The key issue for AIB in the coming months will be to address asset quality issues in conjunction with the new proposed National Asset Management Agency.

CURRENT OUTLOOK

     The Irish economy is currently moving through a period of negative growth with the CBOI forecasting a 6.9% decline in GDP for 2009 and a 3.0% decline for 2010. Risks to these forecasts remain biased towards the downside. Despite these negative forecasts, developments in the U.S. and the U.K., Ireland's biggest markets, will be a critical factor in relation to its growth rates.

     The ISEQ is currently trading on a historic price to book multiple of 0.9x implying the average market component will fail to cover its cost of capital going forward, a highly unlikely scenario when economic conditions normalize. Aggregate earnings estimates are almost 80% off peak levels and now generally capture the extent of the economic decline expected domestically over the period 2009 - 2010. Over the last three quarters, the Fund has increased its weightings in more cyclical companies with strong franchises and balance sheets, despite current depressed earnings. These companies offer the most compelling long term returns when economic conditions and corporate profitability return to more normalized levels.

Sincerely,


/s/ Peter J. Hooper

Peter J. Hooper
Chairman
June 19, 2009

                         INVESTMENT SUMMARY (UNAUDITED)

                                TOTAL RETURN (%)

                MARKET VALUE (a)         NET ASSET VALUE (a)
             -----------------------   -----------------------
                           AVERAGE                   AVERAGE
             CUMULATIVE   ANNUAL (b)   CUMULATIVE   ANNUAL (b)
             ----------   ----------   ----------   ----------
Six Months     (11.28)     (11.28)        (2.19)      (2.19)
One Year       (60.75)     (60.75)       (55.89)     (55.89)
Three Year     (59.07)     (25.76)       (52.64)     (22.05)
Five Year      (21.36)      (4.69)       (16.50)      (3.54)
Ten Year        (8.14)      (0.84)        (4.98)      (0.51)

                        PER SHARE INFORMATION AND RETURNS

                                                                                                            SIX
                                                                                                           MONTHS
                                                                                                            ENDED
                                                                                                          APRIL 30,
                        1999    2000    2001     2002     2003    2004    2005    2006    2007    2008      2009
                       -----   -----   ------   ------   -----   -----   -----   -----   -----   ------   ---------
Net Asset
   Value ($)           19.75   20.06    13.28    11.04   16.29   20.74   24.36   32.55   30.95    10.18      6.32
Income
   Dividends ($)          --   (0.13)   (0.01)   (0.03)     --   (0.09)  (0.03)  (0.16)  (0.24)   (0.36)    (0.33)
Capital Gains
Other
   Distributions ($)   (1.14)  (1.60)   (2.65)   (0.69)     --      --      --   (1.77)  (2.40)   (4.86)    (2.76)
Total
   Return (%)(a)       (2.37)  12.86   (20.99)  (11.44)  47.55   28.14   17.51   45.97    2.88   (58.62)    (2.19)

NOTES

(a) Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan ("the Plan"). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 19.

(b)  Periods less than one year are not annualized.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                 PORTFOLIO BY MARKET SECTOR AS OF APRIL 30, 2009
                           (PERCENTAGE OF NET ASSETS)
                                   (UNAUDITED)

                                   (PIE CHART)

Construction and Building Materials   30.57%
Transportation                        16.34%
Other Assets                          12.51%
Food and Beverages                    10.21%
Health Care Services                   8.01%
Business Services                      6.74%
Food and Agriculture                   4.42%
Diversified Financial Services         4.21%
Financial                              4.06%
Energy                                 2.93%

           TOP 10 HOLDINGS BY ISSUER AS OF APRIL 30, 2009 (UNAUDITED)

                                                                        % OF NET
HOLDING                                    SECTOR                  ASSETS
-------------------------   -----------------------------------   --------
CRH PLC                     Construction and Building Materials    24.16%
Ryanair Holdings PLC        Transportation                         12.08%
DCC PLC                     Business Services                       6.71%
Kerry Group PLC, Series A   Food and Beverages                      4.80%
Aryzta AG                   Food and Agriculture                    4.42%
Elan Corp. PLC ADR          Health Care Services                    4.30%
Grafton Group PLC-UTS       Construction and Building Materials     3.54%
Ryanair Holdings PLC-
   Sponsored ADR            Transportation                          3.37%
C&C Group PLC               Food and Beverages                      3.04%
Dragon Oil PLC              Energy                                  2.93%

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED)

                                                                        Value (U.S.)
April 30, 2009                                              Shares        (Note A)
--------------                                            ----------    ------------
COMMON STOCKS (96.47%)
COMMON STOCKS OF IRISH COMPANIES (96.47%)
AGRICULTURAL OPERATIONS (1.99%)
   Origin Enterprises PLC(a)*                                428,163    $   936,142
                                                                        -----------
BUSINESS SERVICES (6.74%)
   DCC PLC                                                   174,079      3,157,670
   Newcourt Group PLC*                                       155,655         12,375
                                                                        -----------
                                                                          3,170,045
                                                                        -----------
BUSINESS SUPPORT SERVICES (1.24%)
   CPL Resources PLC                                         269,995        375,659
   Veris PLC*                                                500,000        205,390
                                                                        -----------
                                                                            581,049
                                                                        -----------
CONSTRUCTION AND BUILDING MATERIALS (30.57%)
   CRH PLC                                                   431,676     11,365,916
   Grafton Group PLC-UTS                                     469,211      1,666,294
   Kingspan Group PLC                                        260,706      1,354,209
                                                                        -----------
                                                                         14,386,419
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES (4.21%)
   Boundary Capital PLC(a)*                                  635,534         33,686
   FBD Holdings PLC                                          119,561        950,582
   IFG Group PLC                                             624,801        521,592
   TVC Holdings PLC(a)*                                      815,973        475,748
                                                                        -----------
                                                                          1,981,608
                                                                        -----------
ENERGY (2.93%)
   Dragon Oil PLC*                                           363,569      1,380,257
                                                                        -----------
FINANCIAL (4.06%)
   Allied Irish Banks PLC                                    849,471      1,080,609
   Irish Life & Permanent PLC                                324,867        830,829
                                                                        -----------
                                                                          1,911,438
                                                                        -----------
FOOD & AGRICULTURE (4.42%)
   Aryzta AG*                                                 71,179      2,081,627
                                                                        -----------
FOOD AND BEVERAGES (10.21%)
   C&C Group PLC                                             613,858      1,431,625
   Fyffes PLC                                                552,258        219,539

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)

                                                                        Value (U.S.)
April 30, 2009                                              Shares        (Note A)
--------------                                            ----------    ------------
COMMON STOCKS (CONTINUED)
COMMON STOCKS OF IRISH COMPANIES (CONTINUED)
FOOD AND BEVERAGES (CONTINUED)
   Glanbia PLC                                               237,543    $   689,342
   Kerry Group PLC, Series A                                 109,675      2,259,887
   Total Produce PLC                                         552,258        204,903
                                                                        -----------
                                                                          4,805,296
                                                                        -----------
HEALTH CARE SERVICES (8.01%)
   Elan Corp. PLC-Sponsored ADR*                             342,700      2,025,357
   ICON PLC-Sponsored ADR*                                    29,826        472,444
   United Drug PLC                                           452,235      1,270,424
                                                                        -----------
                                                                          3,768,225
                                                                        -----------
LEISURE AND HOTELS (2.84%)
   Paddy Power PLC                                            72,370      1,335,852
                                                                        -----------
REAL ESTATE DEVELOPMENT (0.02%)
   Blackrock International Land PLC*                         218,009         10,978
                                                                        -----------
TECHNOLOGY (2.42%)
   Norkom Group PLC(a)*                                      364,481        350,156
   Norkom Group PLC*                                         818,699        786,522
                                                                        -----------
                                                                          1,136,678
                                                                        -----------
TELECOMMUNICATIONS (0.47%)
   Zamano PLC*                                             1,100,000        218,641
                                                                        -----------
TRANSPORTATION (16.34%)
   Aer Lingus Group PLC*                                     252,040        210,406
   Aer Lingus Group PLC(a)*                                  249,183        208,021
   Ryanair Holdings PLC*                                   1,300,000      5,684,679
   Ryanair Holdings PLC-Sponsored ADR*                        57,996      1,586,191
                                                                        -----------
                                                                          7,689,297
                                                                        -----------
TOTAL COMMON STOCKS OF IRISH COMPANIES
   (Cost $66,404,389)                                                    45,393,552
                                                                        -----------
TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT
   (Cost $66,404,389)                                                   $45,393,552
                                                                        -----------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)

                                                             Face       Value (U.S.)
April 30, 2009                                               Value        (Note A)
--------------                                            ----------    ------------
FOREIGN CURRENCY ON DEPOSIT (0.05%)
   British Pounds Sterling                                   L   600    $       890
   Euro                                                      E17,980         23,825
                                                                        -----------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $25,078)**                                                          24,715
                                                                        -----------
TOTAL INVESTMENTS (96.52%)
   (Cost $66,429,467)                                                    45,418,267
OTHER ASSETS AND LIABILITIES (3.48%)                                      1,635,343
                                                                        -----------
NET ASSETS (100.00%)                                                    $47,053,610
                                                                        ===========

----------
(a) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2009, these securities amounted to $2,003,753 or 4.26% of net assets. These securities have been determined by the Advisor to be liquid.

* Non-income producing security.

** Foreign currency held on deposit at JPMorgan Chase & Co.

ADR - American Depositary Receipt traded in U.S. dollars.

UTS - Units

     The summary of inputs used to value each Fund's net assets as of April 30, 2009 is as follows (See Note A - Security Valuation in the Notes to Financial Statements):

                                               INVESTMENTS
VALUATION INPUTS                             IN SECURITIES+
----------------                             --------------
Level 1 - Quoted Prices                        $45,393,552
Level 2 - Significant Observable Inputs                 --
Level 3 - Significant Unobservable Inputs               --
                                               -----------
Total Market Value of Investments              $45,393,552
                                               ===========

+    Investments in Securities exclude Foreign Currency on Deposit.

THE NEW IRELAND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

April 30, 2009
--------------
ASSETS:
   Investments at value (Cost $66,404,389)
      See accompanying schedule                        U.S.$ 45,393,552
   Cash                                                       1,450,517
   Foreign currency (Cost $25,078)                               24,715
   Receivable for investment securities sold                    512,633
   Dividends receivable                                         374,778
   Prepaid expenses                                              66,237
                                                       ----------------
      Total Assets                                           47,822,432
                                                       ----------------
LIABILITIES:
   Payable for investments purchased                            520,612
   Payable for Fund shares redeemed                              74,855
   Accrued audit fees payable                                    54,900
   Investment advisory fee payable (Note B)                      26,885
   Printing fees payable                                         38,758
   Directors' fees and expenses (Note C)                         20,802
   Administration fee payable (Note B)                           11,667
   Custodian fees payable (Note B)                               14,110
   Accrued expenses and other payables                            6,233
                                                       ----------------
      Total Liabilities                                         768,822
                                                       ----------------
NET ASSETS                                             U.S.$ 47,053,610
                                                       ================
AT APRIL 30, 2009 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
      Authorized 20,000,000 Shares
      Issued and Outstanding 7,443,684 Shares          U.S.$     74,437
   Additional Paid-in Capital                                70,954,826
   Undistributed Net Investment Loss                           (138,601)
   Accumulated Net Realized Loss                             (2,838,277)
   Net Unrealized Depreciation of Securities,
      Foreign Currency and Net Other Assets                 (20,998,775)
                                                       ----------------
TOTAL NET ASSETS                                       U.S.$ 47,053,610
                                                       ================
NET ASSET VALUE PER SHARE
   (Applicable to 7,443,684 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $47,053,610 / 7,443,684)                         U.S.$       6.32
                                                       ================

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF OPERATIONS

                                                                                 For the Six Months Ended
                                                                                      April 30, 2009
                                                                                       (unaudited)
                                                                                 ------------------------
INVESTMENT INCOME
   Dividends                                                                         U.S.$   497,660
   Less: foreign taxes withheld                                                               (1,572)
   Interest                                                                                      151
                                                                                     ---------------
TOTAL INVESTMENT INCOME                                                                      496,239
                                                                                     ---------------
EXPENSES
   Investment advisory fee (Note B)                               $   159,047
   Directors' fees and expenses (Note C)                              134,761
   Administration fee (Note B)                                         70,000
   Insurance premiums                                                  64,045
   Printing fees                                                       37,062
   Legal fees                                                          34,264
   Compliance fees                                                     31,681
   Audit fees                                                          18,200
   Custodian fees (Note B)                                             17,807
   Other                                                               58,583
                                                                  -----------
TOTAL EXPENSES                                                                               625,450
                                                                                     ---------------
NET INVESTMENT LOSS                                                                  U.S.$  (129,211)
                                                                                     ---------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE D)
   Realized loss on:
      Securities transactions                                      (2,804,370)
      Foreign currency transactions                                    19,458)
                                                                  -----------
   Net realized loss on investments during the period                                     (2,823,828)
                                                                                     ---------------
   Net change in unrealized appreciation of:
      Securities                                                    1,328,640
      Foreign currency and net other assets                            31,902
                                                                  -----------
   Net unrealized appreciation of investments during the period                            1,360,542
                                                                                     ---------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                           (1,463,286)
                                                                                     ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 U.S.$(1,592,497)
                                                                                     ===============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                                           Six Months Ended        Year Ended
                                                            April 30, 2009          October
                                                              (unaudited)          31, 2008
                                                           ----------------    ----------------
Net investment income/(loss)                                U.S.$  (129,211)   U.S.$  1,677,245
Net realized gain/(loss) on investments                          (2,823,828)         13,755,720
Net unrealized appreciation/(depreciation) of
   investments, foreign currency holdings and net
   other assets                                                   1,360,542         (91,883,386)
                                                            ---------------    ----------------
Net decrease in net assets resulting from operations             (1,592,497)        (76,450,421)
                                                            ---------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (1,649,841)         (1,695,425)
   Net realized gains                                           (13,797,196)        (22,888,234)
                                                            ---------------    ----------------
Total distributions                                             (15,447,037)        (24,583,659)
                                                            ---------------    ----------------
CAPITAL SHARE TRANSACTIONS:
   Value of 158,600 and 250,800 shares repurchased,
      respectively (Note G)                                        (704,601)         (4,867,026)
   Value of shares issued to shareholders in
      connection with a stock distribution (Note F)              13,901,795          11,032,332
                                                            ---------------    ----------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                            13,197,194           6,165,306
                                                            ---------------    ----------------
   Total decrease in net assets                                  (3,842,340)        (94,868,774)
                                                            ---------------    ----------------
NET ASSETS
   Beginning of period                                           50,895,950         145,764,724
                                                            ---------------    ----------------
   End of period (Including undistributed/accumulated
      net investment income (loss) of $(138,601) and
      $1,640,451, respectively)                             U.S.$47,053,610    U.S.$ 50,895,950
                                                            ===============    ================

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                Six Months Ended                       Year Ended October 31,
                                 April 30, 2009    ---------------------------------------------------------------
                                   (unaudited)        2008          2007         2006        2005          2004
                                ----------------   -----------   ----------   ----------   ---------   -----------
Operating Performance:
Net Asset Value,
   Beginning of Period          U.S.$ 10.18        $ 30.95       $  32.55     $  24.36     $  20.74    $ 16.29
                                -----------        -------       --------     --------     --------    -------
Net Investment Income/(Loss)          (0.02)          0.34           0.35         0.23         0.16      (0.00)#
Net Realized and Unrealized
   Gain/(Loss) on Investments         (0.63)        (15.77)          0.69         9.98         3.38       4.49
                                -----------        -------       --------     --------     --------    -------
Net Increase/(Decrease) in
   Net Assets Resulting from
   Investment Operations              (0.65)        (15.43)          1.04        10.21         3.54       4.49
                                -----------        -------       --------     --------     --------    -------
Distributions to Shareholders
   from:
   Net Investment Income              (0.33)         (0.36)         (0.24)       (0.16)       (0.03)     (0.09)
   Net Realized Gains                 (2.76)         (4.86)         (2.40)       (1.77)          --         --
                                -----------        -------       --------     --------     --------    -------
Total from Distributions              (3.09)         (5.22)         (2.64)       (1.93)       (0.03)     (0.09)
                                -----------        -------       --------     --------     --------    -------
Anti-Dilutive/(Dilutive)
   Impact of Capital Share
   Transactions                       (0.12)++++     (0.12)+++       0.00++      (0.09)+       0.11       0.05
                                -----------        -------       --------     --------     --------    -------
Net Asset Value,
   End of Period                U.S.$  6.32        $ 10.18       $  30.95     $  32.55     $  24.36    $ 20.74
                                ===========        =======       ========     ========     ========    =======
Share Price, End of Period      U.S.$  5.03        $  8.95       $  28.96     $  30.67     $  21.95    $ 18.46
                                ===========        =======       ========     ========     ========    =======
Total NAV Investment Return
   (a)                                (2.19)%       (58.62)%         2.88%       45.97%       17.51%     28.14%
                                ===========        =======       ========     ========     ========    =======
Total Market Investment
   Return (b)                        (11.28)%       (61.20)%         2.17%       52.47%       19.07%     34.47%
                                ===========        =======       ========     ========     ========    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
   End of Period (000's)        U.S.$47,054        $50,896       $145,765     $151,102     $110,189    $97,253
Ratio of Net Investment
   Income/(Loss) to Average
   Net Assets                         (0.61)%*        1.67%          1.02%        0.86%        0.66%     (0.00)%@
Ratio of Operating Expenses
   to Average Net Assets               2.95%*         1.56%          1.31%        1.40%        1.34%      1.80%
Portfolio Turnover Rate                  13%            21%            13%          11%          13%         5%

(a) Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

+ Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.12 per share impact for the new shares issued as Capital Gain Stock Distribution.

++ Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.

+++ Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.

++++ Amount represents $0.02 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.

*    Annualized.

# Amount represents less than $0.01 per share.

@ Amount represents less than 0.01%.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.

     Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("FAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of November 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described as follows:

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

inputs used to value the Fund's net assets as of April 30, 2009 is included with the Fund's Portfolio of Investments.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     The Fund adopted the provision of Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. As of April 30, 2009, management has reviewed the tax positions in the open tax years 2006 to 2008 and evaluated the application of FIN 48 to the Fund. Management reviewed the treatment of tax positions taken by the Fund, including but not limited to whether the Fund satisfies the various requirements to be treated as a regulated investment company under the Code. Although there is some uncertainty as to whether the Fund satisfies these requirements, management determined that the Fund will satisfy such requirements. Management has determined that there is no material impact resulting from the adoption of this interpretation on the Fund's financial statements.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2009.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

     USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     NEW ACCOUNTING PRONOUNCEMENTS: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management has reviewed the implication of SFAS 161 and believes there is no impact on the Fund.

     In April 2009, FASB Staff Position No. 157-4 - Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4") - was issued. FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and an adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 - Fair Value Measurements. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. Earlier adoption for periods ending before March 15, 2009, is not permitted. Management has reviewed the implication of FSP 157-4 and believes there is no impact on the Fund.

B. MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average daily net assets of the Fund up to the first

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

$100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. Effective May 1, 2009, the Fund will pay a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. ("PNC"). The Fund pays PNC an annual fee payable monthly. During the six months ended April 30, 2009, the Fund incurred expenses of U.S. $70,000 on administration fees to PNC.

     The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund's assets. During the six months ended April 30, 2009, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $17,807.

C. DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $16,000, plus U.S. $2,000 for each meeting of the Board of Directors attended in person or via telephone and any shareholder meeting attended in person not held on the same day as a meeting of the Board. A fee of U.S. $2,000 is paid for each meeting of a Committee of the Board attended in person or via telephone. The Fund pays the Chairman of the Board of Directors of the Fund an additional annual fee of U.S. $36,750. Also, the Fund pays the Chairperson of the Audit Committee an additional U.S. $3,000 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the six months ended April 30, 2009 excluding U.S. government and short-term investments, aggregated U.S. $5,504,658 and U.S. $6,081,803, respectively.

E. COMPONENTS OF DISTRIBUTABLE EARNINGS:

     At October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary        Long-Term     Net Unrealized
   Income           Gains        Depreciation
-------------   -------------   --------------
 $1,640,451      $13,782,747     $(22,359,317)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of April 30, 2009 were as follows:

                                                                           Gross
                     Gross            Gross                         Unrealized
                   Unrealized      Unrealized     Net Unrealized   Appreciation        Net
Total Cost of     Appreciation    Depreciation     Depreciation     on Foreign     Unrealized
 Investments    on Investments   on Investments   on Investments     Currency     Depreciation
-------------   --------------   --------------   --------------   ------------   -------------
 $66,404,389       $10,306,873    $(31,317,710)    $(21,010,837)     $12,062      $(20,998,775)

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     There were no permanent tax and book differences in gross appreciation/ depreciation of securities or the cost basis of securities.

F. COMMON STOCK:

     For the six months ended April 30, 2009, the Fund issued 2,603,300 shares in connection with stock distribution in the amount of $13,901,795.

G. SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the six months ended April 30, 2009, the Fund repurchased 158,600 (2.09% of the shares outstanding at January 31, 2009) of its shares for a total cost of $704,601, at an average discount of 20.98% of net asset value.

     For the year ended October 31, 2008, the Fund repurchased 250,800 (5.33% of the shares outstanding at October 31, 2007 year end) of its shares for a total cost of $4,867,026, at an average discount of 11.68% of net asset value.

H. MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") approved by the Fund's Board of Directors (the "Directors"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

     The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

                              PORTFOLIO INFORMATION

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at http://www.newirelandfund.com; (3) on the SEC's website at http://www.sec.gov; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                            PROXY VOTING INFORMATION

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

                               ADVISORY AGREEMENT

     (In this disclosure, the term "Fund" refers to The New Ireland Fund, Inc., the term "Adviser" refers to Bank of Ireland Asset Management (U.S.) Limited and the term "Administrator" refers to PNC).

     The Directors unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Adviser in respect of the Fund at a meeting held on March 3, 2009 and this approval was confirmed at another Board meeting held on March 24th - see below.

     In preparation for the meeting, the Directors had requested and evaluated various materials from the Adviser and the Administrator, including performance and expense information for other investment companies with analogous objectives (i.e., single country closed-end funds) derived from data compiled by an independent third party provider ("15c Provider"). Prior to voting, the Directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel to the Fund and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The Directors who were not "interested persons" of the Fund or the Adviser also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with analogous investment objectives and to the Irish Stock Exchange index;

     2. the nature, extent and quality of investment and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund;

     5. comparative fee and expense data for the Fund and other investment companies with analogous investment objectives;

     6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

     7. fall-out benefits which the Adviser and its affiliates receive from their relationships to the Fund;

     8. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel and consultants of the Adviser; and

     9.   the terms of the Advisory Agreement.

     The Directors also considered the nature and quality of the services provided by the Adviser to the Fund, based on their experience as directors of the Fund, their confidence in the Adviser's integrity and competence gained from that experience and the Adviser's responsiveness to concerns raised by them in the past and to personnel changes in the Adviser's portfolio managers.

     The Directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, the expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

     The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Although the Fund retains a separate third party administrator, the Adviser also provides the Fund with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and with certain executive personnel necessary for its operations. The Adviser pays all of the compensation of the Director and the Officers of the Fund who are employees of the Adviser, or retained as a consultant by them.

     The Directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services continue to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund's Chief Compliance Officer, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Fund. The quality of other services, including the Adviser's assistance in the coordination of the activities of some of the Fund's other service providers, also were considered. The Directors also considered the Adviser's response to recent regulatory and tax compliance issues affecting it and the Fund. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

     At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Adviser stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

     The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Adviser's expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser's level of profitability, from its relationship with the Fund, was not excessive.

FALL-OUT BENEFITS

     The Adviser advised the Directors that no portfolio transactions were allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund's purchases and sales of securities. As a result, none of the Adviser's research or other expenses were offset by the use of the Fund's commissions.

     The Directors also noted that the Adviser derives reputational and other benefits from its association with the Fund.

INVESTMENT RESULTS

     The Directors considered the investment results of the Fund as compared to investment companies with analogous investment objectives. These were determined based on the information provided by the 15c Provider and by reviewing the Irish Stock Exchange index ("ISEQ"). The ISEQ was reviewed, both including and excluding the common shares of the Adviser's parent company, which represents approximately 2.29% of the capitalization weighted ISEQ index, and which the Fund is not permitted to purchase. In addition to the information received by the Directors for the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

     At the meeting, the Directors also reviewed information, showing the performance of the Fund. This compared the Fund to certain funds in its 15c Provider category (i.e., Developed Market closed-end funds) over annualized rolling one-, three-, five- and ten-year periods ended at January 31, 2009. They also compared the Fund to a securities index over one-year and annualized rolling three-year periods, and for the most recent interim period. The comparative information showed that the performance of the Fund compared negatively to such funds, but was consistently above that of the securities index. The Directors also noted that the Fund's diversification criteria limited its investment flexibility compared to many advisory accounts advised by the Adviser. Based upon their review, the Directors concluded that the Fund's relative investment performance over time had been satisfactory.

EXPENSE RATIO

     The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant 15c Provider category (referred to herein as the Fund's "peer group") and viewed such comparison to be favorable to the Fund. The Directors noted that the information provided by the 15c Provider was as of December 31, 2008 and that the expense ratio of the Fund has increased since this date due in large part to the reduced asset size of the Fund.

ADVISORY FEE

     The Directors were advised that the Fund is the Adviser's only U.S. client, managed exclusively, in Irish equity securities and subject to its diversification restraints and inability to purchase the common shares of the Adviser's parent company. Other institutional accounts, which included Irish equities, generally had much broader mandates with fee structures differing substantially from the Fund and, recognizing its current level of assets, such institutional fees appeared somewhat but not significantly lower.

     The Adviser reviewed with the Directors the major differences in the scope of services, it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, consultants who serve as Officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

     The Fund's peer group consisted of 43 portfolios in the relevant 15c Provider category. The information showed that the Fund's effective advisory fee rate of 0.75% (based on net assets at December 31, 2008) was well within the range of advisory fees paid by the portfolios in the group, and was below the average and the median for the group.

     The Directors recognized the limitations on the usefulness of these comparisons, given the nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services etc. being provided by the Adviser to its other clients.

     The Directors noted that the Adviser's fee has a substantial decrement (from .75% to .50% of average net assets) at a relatively low level of total net assets ($100 million), in comparison to others in the Fund's peer group.

     The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund, as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund's shares exceeds the net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

     After considering the information, the Directors concluded that they believed that the Fund's advisory fee was reasonable, with the breakpoint set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest, in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided. However, even though the Directors had concluded that the existing fee structure was reasonable, the Adviser offered an additional reduction and at a subsequent Board meeting this was approved on the following basis - for all assets up to $100 million - 0.65% and for all assets above $100 million - 0.50%.

     In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers (such as the Adviser), who are not also administrators of closed-end funds, this may be true to a lesser extent than for more full-service fund managers. However, the Directors noted that institutional client accounts are more portable than registered investment companies that require Board and stockholder approval, prior to changing investment advisers.

     As a consequence of recent developments in relation to the financial services industry in Ireland, the Irish Government has recapitalized Bank of Ireland. The Bank recapitalization ("Recapitalization Transaction") included a E3.5 billion capital investment by the Irish Government in Bank of Ireland in exchange for preference shares and warrants. In connection with this investment, the Irish Government will have
(i) the right to appoint 25% of Bank of Ireland's Court of Directors and (ii) 25% of the voting rights in respect of (A) a change of control of Bank of Ireland and (B) the appointment of the remaining members of Bank of Ireland's Court of Directors. The Recapitalization Transaction was approved by the shareholders of Bank of Ireland on March 27, 2009, with the transaction being completed on March 31, 2009.

     Under the Investment Advisers Act of 1940, the Bank Recapitalization Transaction may be treated as an assignment of the investment advisory agreement between the Fund and Adviser, an indirect, wholly-owned subsidiary of Bank of Ireland. At a meeting held on March 24, 2009, the Directors approved the continuance of the Fund's existing advisory relationship in a written agreement on materially the same terms and conditions as the investment advisory agreement between the Adviser and the Fund. In approving the continuance, the Directors took into consideration the public statement of the Irish Government that it does not intend to take control of Bank of Ireland. Subsequently, on April 2, 2009, the Adviser received "no-action" relief from the staff of the Division of Investment Management of the Securities and Exchange Commission permitting the Adviser to continue to serve as the Fund's investment adviser without shareholder approval following the Bank Recapitalization Transaction.

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

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

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

                           THE NEW IRELAND FUND, INC.

                             DIRECTORS AND OFFICERS

Peter J. Hooper    - CHAIRMAN OF THE BOARD
Michael J. Grealy  - PRESIDENT AND DIRECTOR
David Dempsey      - DIRECTOR
Margaret Duffy     - DIRECTOR
Denis P. Kelleher  - DIRECTOR
George G. Moore    - DIRECTOR
Lelia Long         - TREASURER
Colleen Cummings   - ASSISTANT TREASURER
Vincenzo Scarduzio - SECRETARY
Salvatore Faia     - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISER

                 Bank of Ireland Asset Management (U.S.) Limited
                                 40 Mespil Road
                                Dublin 4, Ireland

                                  ADMINISTRATOR

                   PNC Global Investment Servicing (U.S.) Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                    CUSTODIAN

                              JPMorgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT

                     American Stock Transfer & Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

                                  LEGAL COUNSEL

                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                 INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM

                              Tait Weller Baker LLP
                               1818 Market Street
                             Philadelphia, PA 19103

                                 CORRESPONDENCE

                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                 c/o PNC Global Investment Servicing (U.S.) Inc.
                                 99 High Street
                                   27th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)

                                WEBSITE ADDRESS:
                             www.newirelandfund.com

IR-SAR 04/09

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                                             (d) Maximum Number (or
                                        (b) Average      (c) Total Number of Shares       Approximate Dollar Value) of
                    (a) Total Number   Price Paid per    (or Units) Purchased as Part     Shares (or Units) that May Yet Be
                      of Shares (or      Shares (or      of Publicly Announced Plans      Purchased Under the Plans or
    Period          Units) Purchased      Unit)                  or Programs                      Programs

November 1, 2008           0                 0                       0                               749,259
to November 30,
2008
December 1, 2008           0                 0                       0                               749,259
to December 31,
2008
January 1, 2009            0                 0                       0                               749,259
to January 31,
2009
February 1, 2009           0                 0                       0                               749,259
to February 28,
2009
March 1, 2009 to         55,900            $4.04                $226,110.92                          749,259
March 31, 2009
April 1, 2009 to        102,700            $4.66                $478,490.50                          749,259
April 20, 2009
Total                   158,600            $4.44                $704,601.42                          749,259


Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.   The date each plan or program was  announced:  FEBRUARY  2000

b. The dollar amount (or share or unit amount) approved: 10% OF SHARES OUTSTANDING AT THE PREVIOUS FISCAL YEAR END

c.   The expiration date (if any) of each plan or program: NONE

d. Each plan or program that has expired during the period covered by the table: NONE

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: NONE

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) THE NEW IRELAND FUND, INC.

By (Signature and Title)*  /S/ MICHAEL GREALY
                         -------------------------------------------------------
                           Michael Grealy, President
                           (principal executive officer)

Date     6/12/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ MICHAEL GREALY
                         -------------------------------------------------------
                           Michael Grealy, President
                           (principal executive officer)

Date     6/12/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ LELIA LONG
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date     6/17/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.